Exhibit 10.69

PROMISSORY NOTE

US $820,000	October 26, 2009

FOR VALUE RECEIVED, the undersigned, Clean Coal Solutions, LLC, a Colorado limited liability company (“Maker”), having an address of 8100 SouthPark Drive, Unit B, Littleton, Colorado 80120, promises to pay to the order of NexGen Refined Coal Holdings, LLC, a Wyoming limited liability company (“Payee”), with an address of 213 West 18th Street, Cheyenne, Wyoming 82001-4413, on or before the Maturity Date, the sum of Eight Hundred Twenty Thousand DOLLARS (US $820,000) (the “Principal Sum”), together with interest (computed on the basis of a 360 day year) on the unpaid Principal Sum at an annual rate, compounded quarterly, of 5.00% (the “Interest Rate”), except as otherwise expressly provided herein. Interest hereunder shall be payable commencing on October 31, 2009, and on the last day of each month thereafter. Whenever a day on which payment of interest and/or principal is required to be made hereunder falls on a Saturday, Sunday or public holiday, such payment shall be due on the next following normal business day, and where time is extended for the payment of principal by virtue of the due date thereof falling on a Saturday, Sunday or public holiday, such extended time shall be included in the computation of interest. All amounts payable under this promissory note (this “Note”) will be paid in immediately available funds in the lawful currency of the United States of America at the address of Payee set forth above, or at such other place as Payee may designate, from time to time, in a writing delivered to Maker.

This Note is delivered pursuant to the terms of that certain Loan Commitment Agreement (the “Loan Commitment Agreement”), dated as of October 26, 2009, by and among Maker, Payee and ADA-ES, Inc., a Colorado corporation (“ADA”).

This Note is delivered in connection with that certain Security and Pledge Agreement, dated as of the date hereof, between ADA and Payee, in substantially the form attached hereto as Exhibit A (the “Pledge Agreement”), that certain Continuing Unconditional Guaranty, dated as of the date hereof, given by ADA for the benefit of Payee, in substantially the form attached hereto as Exhibit B (the “Guaranty”), and that certain Registration Rights Agreement, between ADA and Payee, in substantially the form attached hereto as Exhibit C, all of which secure the performance and payment of the Secured Obligations (as such term is defined in the Pledge Agreement).

The entire unpaid Principal Sum together with any and all accrued and unpaid interest hereunder shall be due and payable on the earlier to occur of (i) the 3rd day after the initial funding of the ADA Securities Sale, (ii) December 31, 2009, or if, on or before December 31, 2009, one or more Facilities (as such term is defined in the First Amendment to Purchase and Sale Agreement attached as Exhibit B to the Loan Commitment Agreement) shall have been placed in service to produce Refined Coal (as such term is defined in the Loan Commitment Agreement), March 31, 2010, and (iii) an Event Of Default (the “Maturity Date”). As used herein, the “ADA Securities Sale” shall mean the issuance or sale of any equity or debt securities of ADA, excluding the sale and purchase of any “Shares” pursuant to the Securities Purchase

Agreement dated as of October 1, 2008, between ADA and Energy Capital Partners I, LP, Energy Capital Partners I-A, LP, and Energy Capital Partners I (TEF IP), LP, as amended, and excluding other issuances made to ADA’s directors, employees and/or consultants pursuant to any plans existing as of the date of this Note.

This Note may be prepaid, either in whole or in part, at any time without premium or penalty and without the consent of Payee.

All payments on this Note will be credited first to the payment of any costs, reimbursable expenses or indemnities payable under this Note, second to the payment of accrued interest, and third to the payment of principal.

Each occurrence of any of the following described events will be a default (an “Event Of Default”) under this Note:

1. Maker fails to make any payment when due of principal, interest, fees, indemnities or reimbursable expenses required to be made by Maker to Payee, with a 3-business day grace period for payments of interest, fees and expenses;

2. any representation or warranty made by Maker hereunder or under the other Loan Documents (as such term is defined in the Loan Commitment Agreement) proves to have been incorrect in any material respect when made or as of the date on which such representation or warranty relates;

3. Maker fails to observe or comply with any of the terms, agreements, or covenants, contained herein or in any of the other Loan Documents (as such term is defined in the Loan Commitment Agreement) to which Maker is a party;

4. Maker or ADA shall become insolvent or shall apply for, shall consent to, or shall acquiesce in the appointment of a custodian, trustee or receiver thereof or for a substantial part of the property thereof, or, in the absence of such application, consent or acquiescence, a custodian, trustee or receiver shall be appointed for such party or for a substantial part of its property, or such party shall make an assignment for the benefit of its creditors generally;

5. Maker or ADA shall be voluntarily or involuntarily dissolved or shall be the subject of any bankruptcy, reorganization or other proceedings under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding shall be instituted by or against such party and, if instituted against such party, shall be consented to or acquiesced in by such party;

6. any (i) consolidation or merger of ADA or Maker, as applicable, with or into any other corporation or other entity or person, or any other corporate reorganization, in which the equity holders of ADA or Maker, as applicable, immediately prior to such consolidation, merger or reorganization, own, directly or indirectly, less than 50% of ADA’s or Maker’s, as applicable, voting power immediately after such consolidation, merger or reorganization, or any transaction or series of related transactions to which ADA or Maker, as applicable, is a party in which in excess of 50% of ADA’s or Maker’s, as applicable, voting power is transferred (including, without limitation, in connection with any bankruptcy or similar proceeding), excluding any consolidation or merger effected exclusively to change the domicile of ADA or Maker, as applicable, or (ii) sale, lease, license or other disposition of all or substantially all of the assets of ADA or Maker, as applicable;

7. any breach of, or default under, any of the terms, conditions, agreements or covenants contained in the Loan Documents (as such term is defined in the Loan Commitment Agreement);

8. except as a result of the discharge in full of the amounts owed by Maker to Payee hereunder, Payee ceases to hold or have (i) a valid and perfected first priority security interest in any of the Pledged Units (as such term is defined in the Pledge Agreement) or, (ii) subject to the terms and conditions of the Pledge Agreement, a valid and perfected first priority security interest in the Pledged Shares (as such term is defined in the Pledge Agreement) upon issuance and delivery thereof; or

9. if Maker or any endorser or guarantor of its respective obligations under the loan evidenced hereby (i) purports to disavow its obligations under the loan evidenced hereby or under the other Loan Documents (as such term is defined in the Loan Commitment Agreement), (ii) declares that it does not have any further obligation in connection with the loan evidenced hereby, or (iii) contests the validity or enforceability of the Loan Documents.

Upon the occurrence of any Event Of Default, the Payee may (but is not obligated to) take any one or more of the following actions, without request or any further action on the part of Payee, in any order or combination and without being subject to waiver or latches at any time: (i) accelerate the maturity of this Note and declare this Note and all amounts payable hereunder to be immediately due and payable in full, or (ii) exercise any other right or remedy provided under the UCC (as such term is defined in the Pledge Agreement), in equity, at law or under any of the Loan Documents. Any failure of Payee to exercise any such rights or remedies, from time to time, shall not constitute a waiver of the right to exercise any such rights or remedies at any other time.

Following the occurrence and during the continuance of an Event Of Default, the Interest Rate applicable to all unpaid principal and interest due and payable hereunder shall be increased to fifteen percent (15%) per annum until paid.

It is not intended hereby to charge interest at a rate in excess of the maximum rate of interest permitted to be charged to Maker under applicable law, but if, notwithstanding such intention, interest in excess of the maximum rate shall be paid hereunder, the excess shall be retained by Payee as additional cash collateral for the payment of this Note, unless such retention is not permitted by law, in which case the interest rate on this Note shall be adjusted to the maximum rate permitted under applicable law during the period or periods that the interest rate otherwise provided herein would exceed such rate.

No renewal or extension granted, or any indulgence shown to, or any release of, or any dealings between Payee and Maker and any other person now or hereafter interested in this Note or in the property securing this Note, whether as owner, encumbrancer, grantor, guarantor, or otherwise, shall discharge or in any way affect the obligations of Maker hereunder.

In connection with the issuance of this Note, Maker hereby represents and warrants to Payee, as of the date hereof, that the execution and delivery of this Note by Maker does not violate, conflict with or otherwise result in the breach of any agreement or understanding, whether written or oral, to which Maker is a party and no consent, notice or waiver is required by or on behalf of Maker to any third party in order to issue and agree to be bound by the terms hereof. This Note constitutes the legal, valid and binding obligation of Maker, enforceable against Maker in accordance with the terms hereof, except as enforcement may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

Maker and any endorser or guarantor of this Note severally waive presentment, demand, notice of dishonor, notice of non-payment, presentment for payment, notice of acceleration and protest and assent to any extension of time with respect to any payment due under this Note, to any substitution or release of collateral and to the addition or release of any party. No waiver of any payment or other right under this Note shall operate as a waiver of any other payment or right. If this Note is not paid when due or declared due hereunder, Maker and any endorser or guarantor of this Note will jointly and severally pay all reasonable costs of collection of this Note and any guaranty hereof (including, without limitation, reasonable attorneys’ fees and expenses), whether suit is brought, and reasonable costs of realizing upon any collateral at any time securing this Note (including, without limitation, reasonable attorneys’ fees and expenses); provided, that ADA, in its capacity as a guarantor of this Note, shall only be responsible for paying fifty percent (50%) of any such reasonable costs of collection of this Note, unless Payee seeks enforcement of the Guaranty, in which case ADA shall be responsible for all of the reasonable costs of collection thereunder. If any suit, claim or proceeding is brought in connection with this Note, the prevailing party shall be entitled to be reimbursed by the non-prevailing party for all of the prevailing party’s associated fees and expenses.

This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought. If any of the provisions of this Note shall be held to be invalid or unenforceable, the determination of invalidity or unenforceability of any such provision shall not affect the validity or enforceability of any other provision or provisions hereof. This Note shall be binding upon Maker and its successors and assigns and shall inure to the benefit of and be enforceable by the Payee (or any subsequent holder hereof) and its successors and assigns.

THIS NOTE IS GOVERNED BY, AND WILL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF COLORADO, WITHOUT REGARD TO ANY CONFLICTS OF LAW RULES. THE MAKER, EACH ENDORSER OR GUARANTOR OF THIS NOTE, THE PAYEE, AND EACH HOLDER OF THIS NOTE SEVERALLY WAIVES ALL RIGHTS TO HAVE ANY MATTER PERTAINING TO THIS NOTE OR THE LOAN EVIDENCED BY THIS NOTE, AND ANY COLLATERAL SECURING THIS NOTE TRIED BY A JURY.

IN WITNESS WHEREOF, Maker has caused this Note to be executed as of the day and year first above written.

Maker:

CLEAN COAL SOLUTIONS, LLC

By:	/s/ Charles S. McNeil
Name:	Charles S. McNeil
Title:	Manager

Exhibit A

Security and Pledge Agreement

Exhibit B

Continuing Unconditional Guaranty

Exhibit C

Registration Rights Agreement

PROMISSORY NOTE

US $180,000	December 17, 2009

FOR VALUE RECEIVED, the undersigned, Clean Coal Solutions, LLC, a Colorado limited liability company (“Maker”), having an address of 8100 SouthPark Drive, Unit B, Littleton, Colorado 80120, promises to pay to the order of NexGen Refined Coal Holdings, LLC, a Wyoming limited liability company (“Payee”), with an address of 213 West 18th Street, Cheyenne, Wyoming 82001-4413, on or before the Maturity Date, the sum of One Hundred Eighty Thousand DOLLARS (US $180,000) (the “Principal Sum”), together with interest (computed on the basis of a 360 day year) on the unpaid Principal Sum at an annual rate, compounded quarterly, of 5.00% (the “Interest Rate”), except as otherwise expressly provided herein. Interest hereunder shall be payable commencing on December 31, 2009, and on the last day of each month thereafter. Whenever a day on which payment of interest and/or principal is required to be made hereunder falls on a Saturday, Sunday or public holiday, such payment shall be due on the next following normal business day, and where time is extended for the payment of principal by virtue of the due date thereof falling on a Saturday, Sunday or public holiday, such extended time shall be included in the computation of interest. All amounts payable under this promissory note (this “Note”) will be paid in immediately available funds in the lawful currency of the United States of America at the address of Payee set forth above, or at such other place as Payee may designate, from time to time, in a writing delivered to Maker.

This Note is delivered pursuant to the terms of that certain Loan Commitment Agreement (the “Loan Commitment Agreement”), dated as of October 26, 2009, by and among Maker, Payee and ADA-ES, Inc., a Colorado corporation (“ADA”).

This Note is delivered in connection with that certain Security and Pledge Agreement, dated as of the date hereof, between ADA and Payee, in substantially the form attached hereto as Exhibit A (the “Pledge Agreement”), that certain Continuing Unconditional Guaranty, dated as of the date hereof, given by ADA for the benefit of Payee, in substantially the form attached hereto as Exhibit B (the “Guaranty”), and that certain Registration Rights Agreement, between ADA and Payee, in substantially the form attached hereto as Exhibit C, all of which secure the performance and payment of the Secured Obligations (as such term is defined in the Pledge Agreement).

The entire unpaid Principal Sum together with any and all accrued and unpaid interest hereunder shall be due and payable on the earlier to occur of (i) the 3rd day after the initial funding of the ADA Securities Sale, (ii) December 31, 2009, or if, on or before December 31, 2009, one or more Facilities (as such term is defined in the First Amendment to Purchase and Sale Agreement attached as Exhibit B to the Loan Commitment Agreement) shall have been placed in service to produce Refined Coal (as such term is defined in the Loan Commitment Agreement), March 31, 2010, and (iii) an Event Of Default (the “Maturity Date”). As used herein, the “ADA Securities Sale” shall mean the issuance or sale of any equity or debt securities of ADA, excluding the sale and purchase of any “Shares” pursuant to the Securities Purchase

Agreement dated as of October 1, 2008, between ADA and Energy Capital Partners I, LP, Energy Capital Partners I-A, LP, and Energy Capital Partners I (TEF IP), LP, as amended, and excluding other issuances made to ADA’s directors, employees and/or consultants pursuant to any plans existing as of the date of this Note.

This Note may be prepaid, either in whole or in part, at any time without premium or penalty and without the consent of Payee.

All payments on this Note will be credited first to the payment of any costs, reimbursable expenses or indemnities payable under this Note, second to the payment of accrued interest, and third to the payment of principal.

Each occurrence of any of the following described events will be a default (an “Event Of Default”) under this Note:

1. Maker fails to make any payment when due of principal, interest, fees, indemnities or reimbursable expenses required to be made by Maker to Payee, with a 3-business day grace period for payments of interest, fees and expenses;

2. any representation or warranty made by Maker hereunder or under the other Loan Documents (as such term is defined in the Loan Commitment Agreement) proves to have been incorrect in any material respect when made or as of the date on which such representation or warranty relates;

3. Maker fails to observe or comply with any of the terms, agreements, or covenants, contained herein or in any of the other Loan Documents (as such term is defined in the Loan Commitment Agreement) to which Maker is a party;

4. Maker or ADA shall become insolvent or shall apply for, shall consent to, or shall acquiesce in the appointment of a custodian, trustee or receiver thereof or for a substantial part of the property thereof, or, in the absence of such application, consent or acquiescence, a custodian, trustee or receiver shall be appointed for such party or for a substantial part of its property, or such party shall make an assignment for the benefit of its creditors generally;

5. Maker or ADA shall be voluntarily or involuntarily dissolved or shall be the subject of any bankruptcy, reorganization or other proceedings under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding shall be instituted by or against such party and, if instituted against such party, shall be consented to or acquiesced in by such party;

6. any (i) consolidation or merger of ADA or Maker, as applicable, with or into any other corporation or other entity or person, or any other corporate reorganization, in which the equity holders of ADA or Maker, as applicable, immediately prior to such consolidation, merger or reorganization, own, directly or indirectly, less than 50% of ADA’s or Maker’s, as applicable, voting power immediately after such consolidation, merger or reorganization, or any transaction or series of related transactions to which ADA or Maker, as applicable, is a party in which in excess of 50% of ADA’s or Maker’s, as applicable, voting power is transferred (including, without limitation, in connection with any bankruptcy or similar proceeding), excluding any consolidation or merger effected exclusively to change the domicile of ADA or Maker, as applicable, or (ii) sale, lease, license or other disposition of all or substantially all of the assets of ADA or Maker, as applicable;

7. any breach of, or default under, any of the terms, conditions, agreements or covenants contained in the Loan Documents (as such term is defined in the Loan Commitment Agreement);

8. except as a result of the discharge in full of the amounts owed by Maker to Payee hereunder, Payee ceases to hold or have (i) a valid and perfected first priority security interest in any of the Pledged Units (as such term is defined in the Pledge Agreement) or, (ii) subject to the terms and conditions of the Pledge Agreement, a valid and perfected first priority security interest in the Pledged Shares (as such term is defined in the Pledge Agreement) upon issuance and delivery thereof; or

9. if Maker or any endorser or guarantor of its respective obligations under the loan evidenced hereby (i) purports to disavow its obligations under the loan evidenced hereby or under the other Loan Documents (as such term is defined in the Loan Commitment Agreement), (ii) declares that it does not have any further obligation in connection with the loan evidenced hereby, or (iii) contests the validity or enforceability of the Loan Documents.

Upon the occurrence of any Event Of Default, the Payee may (but is not obligated to) take any one or more of the following actions, without request or any further action on the part of Payee, in any order or combination and without being subject to waiver or latches at any time: (i) accelerate the maturity of this Note and declare this Note and all amounts payable hereunder to be immediately due and payable in full, or (ii) exercise any other right or remedy provided under the UCC (as such term is defined in the Pledge Agreement), in equity, at law or under any of the Loan Documents. Any failure of Payee to exercise any such rights or remedies, from time to time, shall not constitute a waiver of the right to exercise any such rights or remedies at any other time.

Following the occurrence and during the continuance of an Event Of Default, the Interest Rate applicable to all unpaid principal and interest due and payable hereunder shall be increased to fifteen percent (15%) per annum until paid.

It is not intended hereby to charge interest at a rate in excess of the maximum rate of interest permitted to be charged to Maker under applicable law, but if, notwithstanding such intention, interest in excess of the maximum rate shall be paid hereunder, the excess shall be retained by Payee as additional cash collateral for the payment of this Note, unless such retention is not permitted by law, in which case the interest rate on this Note shall be adjusted to the maximum rate permitted under applicable law during the period or periods that the interest rate otherwise provided herein would exceed such rate.

No renewal or extension granted, or any indulgence shown to, or any release of, or any dealings between Payee and Maker and any other person now or hereafter interested in this Note or in the property securing this Note, whether as owner, encumbrancer, grantor, guarantor, or otherwise, shall discharge or in any way affect the obligations of Maker hereunder.

In connection with the issuance of this Note, Maker hereby represents and warrants to Payee, as of the date hereof, that the execution and delivery of this Note by Maker does not violate, conflict with or otherwise result in the breach of any agreement or understanding, whether written or oral, to which Maker is a party and no consent, notice or waiver is required by or on behalf of Maker to any third party in order to issue and agree to be bound by the terms hereof. This Note constitutes the legal, valid and binding obligation of Maker, enforceable against Maker in accordance with the terms hereof, except as enforcement may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

Maker and any endorser or guarantor of this Note severally waive presentment, demand, notice of dishonor, notice of non-payment, presentment for payment, notice of acceleration and protest and assent to any extension of time with respect to any payment due under this Note, to any substitution or release of collateral and to the addition or release of any party. No waiver of any payment or other right under this Note shall operate as a waiver of any other payment or right. If this Note is not paid when due or declared due hereunder, Maker and any endorser or guarantor of this Note will jointly and severally pay all reasonable costs of collection of this Note and any guaranty hereof (including, without limitation, reasonable attorneys’ fees and expenses), whether suit is brought, and reasonable costs of realizing upon any collateral at any time securing this Note (including, without limitation, reasonable attorneys’ fees and expenses); provided, that ADA, in its capacity as a guarantor of this Note, shall only be responsible for paying fifty percent (50%) of any such reasonable costs of collection of this Note, unless Payee seeks enforcement of the Guaranty, in which case ADA shall be responsible for all of the reasonable costs of collection thereunder. If any suit, claim or proceeding is brought in connection with this Note, the prevailing party shall be entitled to be reimbursed by the non-prevailing party for all of the prevailing party’s associated fees and expenses.

This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought. If any of the provisions of this Note shall be held to be invalid or unenforceable, the determination of invalidity or unenforceability of any such provision shall not affect the validity or enforceability of any other provision or provisions hereof. This Note shall be binding upon Maker and its successors and assigns and shall inure to the benefit of and be enforceable by the Payee (or any subsequent holder hereof) and its successors and assigns.

THIS NOTE IS GOVERNED BY, AND WILL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF COLORADO, WITHOUT REGARD TO ANY CONFLICTS OF LAW RULES. THE MAKER, EACH ENDORSER OR GUARANTOR OF THIS NOTE, THE PAYEE, AND EACH HOLDER OF THIS NOTE SEVERALLY WAIVES ALL RIGHTS TO HAVE ANY MATTER PERTAINING TO THIS NOTE OR THE LOAN EVIDENCED BY THIS NOTE, AND ANY COLLATERAL SECURING THIS NOTE TRIED BY A JURY.

IN WITNESS WHEREOF, Maker has caused this Note to be executed as of the day and year first above written.

Maker:

CLEAN COAL SOLUTIONS, LLC

By:	/s/ Charles S. McNeil
Name:	Charles S. McNeil
Title:	Manager

Exhibit A

Security and Pledge Agreement

Exhibit B

Continuing Unconditional Guaranty

Exhibit C

Registration Rights Agreement